UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AMAZON.COM, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 AMAZON.COM, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 p.m., Eastern Time. For shares held in a Plan, vote by May 21, 2023 11:59 p.m., Eastern Time. You invested in AMAZON.COM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMZN2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D96381-P83539-Z84045 Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS **Nominees**	
1a.	Jeffrey P. Bezos	For
1b.	Andrew R. Jassy	For
1c.	Keith B. Alexander	For
1d.	Edith W. Cooper	For
1e.	Jamie S. Gorelick	For
1f.	Daniel P. Huttenlocher	For
1g.	Judith A. McGrath	For
1h.	Indra K. Nooyi	For
1i.	Jonathan J. Rubinstein	For
1j.	Patricia Q. Stonesifer	For
1k.	Wendell P. Weeks	For
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	For
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	For
4.	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	1 Year
5.	REAPPROVAL OF OUR 1997 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED, FOR PURPOSES OF FRENCH TAX LAW	For
6.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON RETIREMENT PLAN OPTIONS	Against
7.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE	Against
8.	SHAREHOLDER PROPOSAL REQUESTING REPORTING ON CONTENT AND PRODUCT REMOVAL/RESTRICTIONS	Against
9.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CONTENT REMOVAL REQUESTS	Against
10.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON STAKEHOLDER IMPACTS	Against
11.	SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE TAX REPORTING	Against
12.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON CLIMATE LOBBYING	Against
13.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY	Against
14.	SHAREHOLDER PROPOSAL REQUESTING AN ANALYSIS OF COSTS ASSOCIATED WITH DIVERSITY, EQUITY, AND INCLUSION PROGRAMS	Against
15.	SHAREHOLDER PROPOSAL REQUESTING AN AMENDMENT TO OUR BYLAWS TO REQUIRE SHAREHOLDER APPROVAL FOR CERTAIN FUTURE AMENDMENTS	Against
16.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON FREEDOM OF ASSOCIATION	Against
17.	SHAREHOLDER PROPOSAL REQUESTING A NEW POLICY REGARDING OUR EXECUTIVE COMPENSATION PROCESS	Against
18.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON ANIMAL WELFARE STANDARDS	Against
19.	SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE	Against
20.	SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY	Against
21.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON WAREHOUSE WORKING CONDITIONS	Against
22.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS	Against
23.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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